Income Taxes - Schedule of Tax Effects of Temporary Differences Give Rise to Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Details) - USD ($) $ in Millions	Jan. 31, 2021	Feb. 02, 2020
Deferred Tax Assets:
Accrued bonus	$ 0.1	$ 0.1
Other	0.4	0.2
Deferred Tax Liabilities:
Fixed assets	(0.1)	(0.1)
Goodwill	(0.3)	(0.3)
Intangibles	(1.3)	(1.7)
Basis difference in partnership investment	(230.9)	(204.3)
Deferred tax liabilities, net	$ (232.1)	$ (206.1)